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                                  EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 1997 with respect to the financial statements of Gaiam, Inc. included in the Registration Statement (Form S-1) and related Prospectus of Gaiam, Inc. for the registration of 2,300,000 shares of Class A Common Stock.


                     /s/ Wendell T. Walker and Associates, P.C.



Boulder, Colorado

October 7, 1999